 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 2, 2018

MV PORTFOLIOS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54706	83-0483725
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2850 ISABELLA BOULEVARD, SUITE 50, JACKSONVILLE BEACH, FL 32250

(Address of principal executive offices and zip code)

(904) 903-4504

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountant.

(a)   On January 2, 2018, the Board of Directors of MV Portfolios, Inc. (the “Company”), dismissed MaloneBailey, LLP (“MaloneBailey”) as its independent registered public accounting firm, effective as of such date.

The report of MaloneBailey on the Company’s consolidated financial statements as of June 30, 2016 and 2015 and for the years June 30, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph relating to the Company’s ability to continue as a going concern. During the years ended June 30, 2016 and 2015 and through January 2, 2018 there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the matter in its report on the consolidated financial statements for such year. There were also no reportable events except that MaloneBailey advised the Company of certain material weaknesses in the Company’s internal control over financial reporting as disclosed in Item 9A to the Company’s Form 10-K filed April 2017.

The Company has provided MaloneBailey with a copy of the foregoing disclosures and requested that it furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)   On January 2, 2018, the Board of Directors approved the appointment of LBB & Associates Ltd., LLP (“LBB”) as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2017.

During the years ended June 30, 2016 and 2015 and through January 2, 2018, neither the Company nor anyone on their behalf consulted with LBB with respect to either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided to the Company that LBB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (ii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

16.1	Letter dated January 5, 2018 from MaloneBailey, LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MV PORTFOLIOS, INC.

Date: January 8, 2018	By:	/s/ William D. Meadow
William D. Meadow President

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated January 5, 2018 from MaloneBailey, LLP to the Securities and Exchange Commission.